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                                                                Exhibit 10.4

                           [FORM OF FSA NOTE POLICY]


FINANCIAL                                               FINANCIAL GUARANTY
SECURITY                                                  INSURANCE POLICY
ASSURANCE(R)

OBLIGOR: WFS Financial 1996-C Owner Trust                  Policy No.:________
OBLIGATIONS:    $________  ____% Money Market Auto
                                Receivable Backed    Date of Issuance:________
                                Notes, Class A-1,
                $________  ____% Auto Receivable Backed Notes, Class A-2,
                $________  ____% Auto Receivable Backed Notes, Class A-3,
                $________  ____% Auto Receivable Backed Notes, Class A-4,

        FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment by the Obligor of Scheduled Payments of principal of, and interest on, the Obligations.

        For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees:

        (a) payment of the amount of any distribution of principal of, or interest on, the Obligations made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law (such payment to be made by Financial Security in accordance with Endorsement No. 1 hereto).

        (b) payment of any amount required to be paid under this Policy by Financial Security following Financial Security's receipt of notice as described in Endorsement No. 1 hereto.

        Financial Security shall be subrogated to the rights of each Holder to receive payments under the Obligations to the extent of any payment by Financial Security hereunder.

        Except to the extent expressly modified by an endorsement hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Obligation as indicated on the registration books maintained by or on behalf of the Obligor for such purpose or, if the Obligation is in bearer form, the holder of the Obligation. "Scheduled Payments" means payments which are scheduled to be made during the Term of this Policy in accordance with the original terms of the Obligations when issued and without regard to any amendment or modification of such Obligations thereafter; payments which become due on an accelerated basis as a result of (a) a default by the Obligor, (b) an election by the Obligor to pay principal on an accelerated basis or (c) any other cause, shall not constitute "Scheduled Payments" unless Financial Security shall elect, in its sole discretion, to pay such principal due upon such acceleration together with any accrued interest to the date of acceleration. "Term of this Policy" shall have the meaning set forth in Endorsement No. 1 hereto.

        This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto, or by the merger, consolidation or dissolution of the Obligor. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever, including payment, or provision being made for payment, of the Obligations prior to maturity. This Policy may not be cancelled or revoked during the Term of this Policy. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

        In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                        FINANCIAL SECURITY ASSURANCE INC.


                                        By______________________________
                                                Authorized Officer

A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, NY 10022-6022                        (212) 826-0100
Form 100NY (5/89)


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                                ENDORSEMENT NO. 1


FINANCIAL SECURITY                          350 Park Avenue
ASSURANCE INC.                              New York, New York  10022

OBLIGOR:                  WFS Financial 1996-C Owner Trust

OBLIGATIONS:              $__________ ____% Money Market Auto Receivable
                          Backed Notes, Class A-1, $___________ ____%
                          Auto Receivable Backed Notes, Class A-2,
                          $___________ ____% Auto Receivable Backed
                          Notes, Class A-3, and $__________ ____% Auto
                          Receivable Backed Notes, Class A-4

Date of Issuance:         September __, 1996
Policy No.:               ________

                             1. Definitions. For all purposes of this Policy,
the terms specified below shall have the meanings or constructions provided below. Capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms in the Sale and Servicing Agreement, dated as of September 1, 1996, by and among the Trust, WFS Financial Auto Loans, Inc., as Seller, and WFS Financial Inc, as Master Servicer (as amended from time to time in accordance with its terms, the "Sale and Servicing Agreement") or, if not defined therein, then in the Indenture, dated as of September 1, 1996, by and between the Trust and Bankers Trust Company, unless the context shall otherwise require.

                             "Business Day" means any day other than (i) a
Saturday or Sunday, or (ii) a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

                             "Guaranteed Payments" means, as to each
Distribution Date, the amount equal to the sum of (i) the Guaranteed RIC Payments for such Distribution Date and (ii) the Scheduled Payments for such Distribution Date less the amount of any payment under this Policy of the Guaranteed RIC Payments for such Distribution Date that is required to be applied pursuant to the Sale and Servicing Agreement to pay such Scheduled Payments; provided, however, that the aggregate amount of payments guaranteed to be paid under this Policy shall not exceed the Outstanding Amount of the Notes plus all interest thereon.

                             "Guaranteed RIC Payments" means (i) with respect to
the first Distribution Date to occur during any period in which Financial Security's claims-paying ability is not rated Aa2 or
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higher by Moody's and AAA by Standard & Poor's and amounts in the Collection
Account, Note Distribution Account, Certificate Distribution Account and the Spread Account shall have been invested in the RIC pursuant to Section 2(a) thereof, an amount equal to the RIC Payment Amount for such Distribution Date,
(ii) with respect to the second Distribution Date to occur during any period in which Financial Security's claims-paying ability is not rated Aa2 or higher by Moody's and AAA by Standard & Poor's and amounts in the Collection Account in respect of such second Distribution Date shall have been invested in the RIC pursuant to Section 2(a) thereof, an amount equal to the Supplemental RIC Payment Amount for such second Distribution Date, and (iii) with respect to any other date, zero; provided, however, that with respect to clauses (i) and (ii) above, the amount payable in respect of the Guaranteed RIC Payments under this Policy on any Distribution Date shall not exceed the Scheduled Payments for such Distribution Date.

                             "Indenture Trustee" means Bankers Trust Company, as
trustee under the Indenture, and any successor in such capacity.

                             "Policy" means this Financial Guaranty Insurance
Policy and includes each endorsement thereto.

                             "Receipt" and "Received" mean actual delivery to
Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Indenture Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so notify the Indenture Trustee and the Indenture Trustee may submit an amended notice.

                             "RIC" means the Reinvestment Contract, dated as of
September 1, 1996, between Western Financial Savings Bank, F.S.B. and the Indenture Trustee, as in effect on the date of this Policy and without regard to any amendment or modification of the RIC except amendments or modifications to which Financial Security has given its prior written consent.

                             "RIC Payment Amount" means, as to any Distribution
Date, certain obligations due and owing under the RIC for such Distribution Date in an amount equal to the sum of (A) the Spread Account Invested Funds (as defined in the RIC) plus the Holding Account Deposited Funds (as defined in the
RIC) and (B) the amount that is equal to the lesser of (a) the Specified Account Invested Funds (as defined in the RIC) and (b) the amount by which (i) the sum of (x) the aggregate amount due and owing on such Distribution Date to the Holders of the Notes and the Certificates, (y) the amount (if any) required to be deposited out of Excess Amounts into the Spread Account on such Distribution Date (after giving effect


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to distributions and other payments required to have been made on such date prior to such required deposit and assuming that the Spread Account Invested Funds were available in the Spread Account for such date), and (z) the amount of Servicing Fee due and owing to the Master Servicer on such date exceeds (ii) the Net Collections for such Distribution Date that are otherwise on deposit in the Collection Account and available for payment of the amounts referred to in clause (i) above pursuant to the Sale and Servicing Agreement.

                             "Scheduled Payments" means, as to each Distribution
Date, the payment to be made to Holders in accordance with the original terms of the Obligations when issued and without regard to any subsequent amendment or modification of the Obligations or of the Indenture, except amendments or modifications to which Financial Security has given its prior written consent, in an amount equal to (i) the Note Interest Distributable Amount and (ii) the Note Principal Distributable Amount. Scheduled Payments do not include payments which become due on an accelerated basis as a result of (a) a default by the Obligor, (b) any election to pay principal on an accelerated basis, (c) the occurrence of an Event of Default under the Indenture or (d) any other cause, unless Financial Security elects, in its sole discretion, to pay in whole or in part such principal due upon acceleration, together with any accrued interest to the date of acceleration. In the event Financial Security does not so elect, this Policy will continue to guarantee payment on the Notes in accordance with their original terms. Scheduled Payments shall not include any portion of a Note Interest Distributable Amount due to Noteholders because a notice and certificate in proper form as required by paragraph 2 hereof was not timely Received by Financial Security, unless, in each case, Financial Security elects, in its sole discretion, to pay such amount in whole or in part. Scheduled Payments shall not include any amounts due in respect of the Obligations attributable to any increase in Interest Rate, penalty or other sum payable by the Obligor by reason of any default or event of default in respect of the Obligations, or by reason of any deterioration of the credit worthiness of the Obligor, nor shall Scheduled Payments include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge with respect to any Holder imposed by any governmental authority due in connection with the payment of any Scheduled Payment to a Holder. Notwithstanding the foregoing, the term "Scheduled Payments" that appears on the face of the Policy (and only on the face of the Policy) shall mean "Guaranteed Payments" as such term is defined in this Endorsement No. 1 to the Policy.

                             "Supplemental RIC Payment Amount" means, as to the
first Distribution Date following the Distribution Date (if any) on which the Guaranteed RIC Payment shall have been equal to the RIC Payment Amount, the amount that is equal to the lesser of (A) the amount of remaining Specified Account Invested Funds (if any) that is required to be a part of the Net Collections for such Distribution Date and (B) the amount (if any) by which (i) the sum of (x) the


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aggregate amount due and owing on such Distribution Date to Holders of the Notes and the Certificates plus (y) the amount (if any) required to be deposited out of Excess Amounts into the Spread Account on such Distribution Date (after giving effect to distributions and other payments required to have been made on such date prior to such required deposit) exceeds (ii) the Net Collections for such Distribution Date that are otherwise on deposit in the Collection Account and available for payment of the amounts referred to in clause (i) above pursuant to the Sale and Servicing Agreement.

                             "Term of this Policy" means the period from and
including the Closing Date to and including the date on which (i) all Scheduled Payments have been paid or deemed to be paid within the meaning of Section 4.01 of the Indenture, (ii) any period during which any Scheduled Payment could have been voided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to voidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

                             2. Notices and Conditions to Payment in Respect of
Guaranteed Payments. Following Receipt by Financial Security of a notice and certificate from the Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Payments out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the fourth Business Day following Receipt of such notice and certificate and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder, in respect of Guaranteed Payments, will be disbursed by wire transfer of immediately available funds to the Indenture Trustee.

                             Financial Security shall be entitled to pay any
amount hereunder in respect of Guaranteed Payments, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above. Financial Security's obligations hereunder in respect of Guaranteed Payments shall be discharged to the extent funds are disbursed by Financial Security as provided herein, whether or not such funds are properly applied by the Indenture Trustee.

                             3. Notices and Conditions to Payment in Respect of
Guaranteed Payments Avoided as Preference Payments. If any Guaranteed Payments is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (A) the fourth Business Day following Receipt by Financial Security from the Indenture Trustee of (a) a certified copy of the


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order of the court or other governmental body which exercised jurisdiction to the effect that (i) the Holder is required to return payments of principal of or interest paid on the Obligations or (ii) the Indenture Trustee is required to return payments of the RIC Payment Amount or the Supplemental RIC Payment Amount paid under the RIC, during (in each case) the Term of this Policy because such distributions or payments were avoidable as preference payments under applicable bankruptcy law (the "Order"), (b) a certificate of the Holder (or, in the case of the RIC, of the Indenture Trustee) that the Order has been entered and is not subject to any stay and (c) an assignment duly executed and delivered by the Holder (or, in the case of the RIC, by the Indenture Trustee), in such form as is reasonably required by Financial Security and provided by Financial Security
(i) to the Holder irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Obligations or (ii) to the Indenture Trustee irrevocably assigning to Financial Security all rights and claims of the Indenture Trustee relating to or arising under the RIC, to the extent of the RIC Payment Amount and the Supplemental RIC Payment Amount, as the case may be, in each case (as to clauses (i) and (ii)) against the debtor which made such preference payment or otherwise with respect to such preference payment or (B) the date of Receipt by Financial Security from the Indenture Trustee of the items referred to in clauses (a), (b) and (c) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Indenture Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Indenture Trustee or any Holder directly (unless a Holder (or, in the case of the RIC, the Indenture Trustee) has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Indenture Trustee for distribution to such Holder (or, in the case of the RIC, for application in accordance with the Sale and Servicing Agreement) upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 5.19 of the Indenture.

                             4. Governing Law. This Policy shall be governed by,
and shall be construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

                             5. Fiscal Agent. At any time during the Term of
this Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Indenture Trustee at the notice address specified in the Sale and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Indenture Trustee, (i) copies of all notices and documents

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required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments when due under this Policy.

                             6. Waiver of Defenses. To the fullest extent
permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, set-off or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

                             7. Notices. All notices to be given hereunder shall
be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                                Financial Security Assurance Inc.
                                350 Park Avenue
                                New York, NY  10022
                                Attention: Senior Vice President - Surveillance Telecopy No.: (212) 339-3518
                                Confirmation:  (212) 826-0100

                             Financial Security may specify a different address
or addresses by writing mailed or delivered to the Trustee.

                             8. Priorities. In the event that any term or
provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

                             9. Exclusions from Insurance Guaranty Funds. This
Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event that Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article
14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.



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                             10. Surrender of Policy. The Indenture Trustee
shall, upon request, surrender this Policy to Financial Security for cancellation upon expiration of the Term of this Policy.

                             IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE
INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                                           FINANCIAL SECURITY ASSURANCE INC.


                                           By
                                             -------------------------------
                                             Authorized Officer

                                    EXHIBIT A

                              CERTIFICATE OF CLAIM

                             (Letterhead of Trustee)



                                     Dated: ---------------------------


Financial Security Assurance Inc.
350 Park Avenue
New York, New York  10022
Attention:  Senior Vice President

                             Re: WFS Financial 1996-C Owner Trust

                             The undersigned, a duly authorized officer of
Bankers Trust Company (the "Indenture Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. ________ dated September __, 1996 (the "Policy") issued by Financial Security in respect of the $__________ ____% Money Market Auto Receivable Backed Notes, Class A-1, $___________ ____% Auto Receivable Backed Notes, Class A-2, $___________ ____% Auto Receivable Backed Notes, Class A-3, and $__________ ____% Auto Receivable Backed Notes, Class A-4 (collectively, the "Obligations") that:

                                 (i) The Indenture Trustee is the Indenture
               Trustee under the Indenture for the Holders.

                                 (ii) the sum of all amounts on deposit (or
               scheduled to be on deposit) in the Collection Account and Spread Account and available for application in accordance with the Sale and Servicing Agreement will be $_________ (the "RIC Shortfall") less than the Guaranteed RIC Payment. Of such RIC Shortfall, $__________ is attributable to the Guaranteed RIC Payment amount to be paid to the Indenture Trustee for deposit into the Collection Account and $__________ is attributable to Guaranteed RIC Payment amount to be paid to the Indenture Trustee as collateral agent for deposit into the Spread Account.

                                 (iii) The sum of all amounts on deposit (or
               scheduled to be on deposit) in the Note Distribution Account and available for distribution to the Holders pursuant to the Indenture will be $ (the "Note Shortfall") less than the aggregate amount of Scheduled Payments with respect to [DISTRIBUTION DATE]. Of such Note Shortfall, $__________ is attributable to Scheduled Payments to be made to Holders of the Obligations.
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                                 (iv) The Indenture Trustee is making a claim
               under the Policy [(i) for the RIC Shortfall to be applied to payment of the Guaranteed RIC Payment and (ii)] for the Note Shortfall to be applied to distributions of principal or interest or both with respect to the Obligations.

                                 (v) The Indenture Trustee agrees that,
               following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Payments; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Indenture Trustee; and (d) maintain an accurate record of such payments with respect to each Obligation and with respect to the RIC and the corresponding claim on the Policy and proceeds thereof and, if the Obligation is required to be surrendered or presented for such payment, shall stamp on each such Obligation the legend $"[insert applicable amount] paid by Financial Security and the balance hereof has been cancelled and reissued" and then shall deliver such Obligation to Financial Security.

                                 (vi) The Indenture Trustee, on behalf of the
               Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Obligations to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Obligations and any amounts due and owing but unpaid under the RIC. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. Payments to Financial Security in respect of the foregoing assignment shall in all cases be subject to and subordinate to the rights of the Holders to receive all Guaranteed Payments in respect of the Obligations. The Indenture Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (vi).

                                 (vii) The Indenture Trustee, on its behalf and
               on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Indenture Trustee and each such Holder in any legal proceeding with respect to the Obligations. The Indenture Trustee hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against any debtor with respect to which a preference claim (as defined below) or other claim with respect to the Obligations or the RIC is being asserted under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance


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               as a preferential transfer of any payment made with respect to the Obligations or the RIC (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement as provided in the Insurance Agreement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Indenture Trustee hereby agrees that Financial Security shall be subrogated to, and the Indenture Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

               (viii) Payment should be made by wire transfer directed to [SPECIFY ACCOUNT].

                             Unless the context otherwise requires, any
capitalized term used in this Certificate of Claim shall have the meaning assigned thereto in the Policy, including in the Endorsement thereto.

                             IN WITNESS WHEREOF, the Indenture Trustee has
executed and delivered this Certificate of Claim as of the _______ day of ____, 19__.


                                       -------------------------------
                                       not in its individual capacity
                                       but solely as Indenture Trustee


                                      By:
                                          -------------------------------
                                          Name:
                                          Title:


For Financial Security Assurance Inc. or Fiscal Agent use only.
Wire transfer sent on _________________________ by _________________________
Confirmation Number ____________.


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